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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 15, 2005
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


             Delaware                       1-10702              34-1531521
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   (State or Other Jurisdiction           (Commission           (IRS Employer
         of Incorporation)               File Number)        Identification No.)



   500 Post Road East, Suite 320, Westport, Connecticut           06880
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         (Address of Principal Executive Offices)               (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170
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                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement.

     On October 15, 2005, Terex Corporation ("Terex"), certain of its subsidiaries, the lenders (the "Lenders") under Terex's senior bank credit facility (the "Facility") and Credit Suisse, as administrative agent for the Lenders, entered into a waiver and amendment of the Facility (the "Waiver and Amendment").

     Pursuant to the Waiver and Amendment, Terex has obtained a waiver from the Lenders under the Facility extending the due date through February 15, 2006 to provide such Lenders with Terex's financial information for the year ended December 31, 2004 and for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005.

     In addition, the Waiver and Amendment allows Terex the flexibility to expend up to an additional $235,000,000 to repurchase, redeem, prepay or otherwise acquire for value indebtedness incurred by Terex other than through the Facility. This is in addition to other existing provisions in the Facility that allow Terex to repurchase or otherwise acquire indebtedness outside of the Facility, including a provision allowing Terex to repurchase up to $200,000,000 of its 10 3/8% senior subordinated notes on or after April 1, 2006. This additional amount will be available if, at such time, and after giving effect to such payment and to certain other payments, Terex satisfies certain conditions including a leverage ratio test.

     The foregoing summary is qualified in its entirety by reference to the attached Waiver and Amendment. A copy of the Waiver and Amendment is filed as
Exhibit 10.1 to this Current Report on Form 8-K. A copy of a press release announcing the Waiver and Amendment is included as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (c)  Exhibits

     10.1 Amendment No. 2, Waiver and Agreement dated as of October 15, 2005, among Terex Corporation, certain of its Subsidiaries, the Lenders named therein and Credit Suisse, as Administrative Agent.

     99.1 Press release of Terex Corporation issued on October 17, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 17, 2005

                                           TEREX CORPORATION


                                           By:  /s/ Phillip C. Widman
                                               Phillip C. Widman
                                               Senior Vice President and
                                               Chief Financial Officer







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